Exhibit 10.1

AMENDATORY AGREEMENT

TO CHANGE IN CONTROL AGREEMENT

This AMENDATORY AGREEMENT (the “Amendatory Agreement”) is made and entered into as of the 1st day of January, 2017 by and among Lakeland Bancorp, Inc. (“Bancorp”), Lakeland Bank (the “Bank” and, collectively with Bancorp, the “Company”) and Robert A. Vandenbergh (the “Executive”).

WITNESSETH:

WHEREAS, the Company and the Executive entered into a certain Change in Control Agreement, dated as of March 1, 2001, which Agreement has been amended from time to time thereafter (as amended, the “Agreement”); and

WHEREAS, the Agreement provides for certain terms and conditions of the Executive’s employment in the event of a “Change in Control” (as defined therein); and

WHEREAS, the Company and the Executive desire to amend the Agreement to clarify certain terms of the severance to be paid thereunder; and

WHEREAS, Section 16 of the Agreement permits the Agreement to be amended by a writing executed by the parties thereto;

NOW, THEREFORE, the Company and the Executive hereby agree that, effective as of the date first above written, the following sections are hereby amended:

1.	Section 1(c) of the Agreement (definition of the “Contract Period”) is hereby amended by deleting the noted subsection in its entirety and replacing it with the following:

Contract Period. “Contract Period” shall mean the period commencing the day immediately preceding a Change in Control and ending of the earlier of (i) the second anniversary of the Change in Control, (ii) December 31, 2017, or (iii) the death of the Executive.”

Except as specifically provided herein to the contrary, the Agreement shall continue in full force and effect.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Amendatory Agreement to be executed and the Executive has hereunto set his hand, all as of the date first above written.

EXECUTIVE:

/s/ Robert A. Vandenbergh
Robert A. Vandenbergh

WITNESS:

/s/ Timothy J. Matteson
EVP, General Counsel and
Corporate Secretary

LAKELAND BANCORP, INC.

By:	/s/ Thomas J. Shara
Thomas J. Shara, President and CEO

WITNESS:

/s/ Timothy J. Matteson
EVP, General Counsel and
Corporate Secretary

LAKELAND BANK

By:	/s/ Thomas J. Shara
Thomas J. Shara, President and CEO

WITNESS:

/s/ Timothy J. Matteson
EVP, General Counsel and
Corporate Secretary